UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 20, 2005
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                               MRU HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                              000-33487 33-0954381
           (Commission File Number) (IRS Employer Identification No.)

                 600 Lexington Avenue, New York, New York 10022
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              (Address of principal executive offices and zip code)

                                 (212) 754-0774
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2005, the Board of Directors of the Registrant approved a change in the Registrant's fiscal year end from December 31st to June 30th. The Registrant's 2005 fiscal year will end June 30, 2005. The Registrant's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005 will cover the transition period.

Item 9.01 Financial Statements and Exhibits

None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MRU HOLDINGS, INC.



Date: May 20, 2005                      By: /s/ Edwin J. McGuinn, Jr.
                                            -------------------------------
                                        Name: Edwin J. McGuinn, Jr.
                                        Title: Chief Executive Officer